UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

WRAP TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-38750	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3480 Main Hwy, Suite 202, Miami, Florida 33133

(Address of principal executive offices)

(800) 583-2652

(Registrant’s Telephone Number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, Wrap Technologies, Inc. (the “Company”) held its 2025 annual meeting of stockholders on December 12, 2025 (the “Annual Meeting”), at which the Company’s stockholders approved an amendment (the “Incentive Plan Amendment”) to the Wrap Technologies, Inc. 2017 Equity Compensation Plan (the “Incentive Plan”) to increase the aggregate number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), available for the grant of awards under the Incentive Plan by 4,000,000 shares of Common Stock, to a total of 20,500,000 shares of Common Stock.

For more information about the Incentive Plan Amendment, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 17, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the Incentive Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of authorized shares of Common Stock, from 150,000,000 shares to 200,000,000 and to make a corresponding change to the number of authorized shares of the Company’s capital stock (the “Share Increase Amendment”). Following the Annual Meeting, on December 17, 2025, the Company filed the Share Increase Amendment with the Secretary of State of the State of Delaware. The foregoing description of the Share Increase Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Share Increase Amendment, a copy of which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 12, 2025, the Company held its Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below. As of the close of business on October 15, 2025, the record date for the Annual Meeting, there were 51,507,022 shares of the Company’s Common Stock issued and outstanding, with each share entitled to one vote, constituting all of the eligible securities entitled to vote on the proposals described below. Holders of the Company’s Common Stock with a total aggregate voting power of 30,140,775 votes were present in person or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Annual Meeting. Each proposal is described in detail in the Company’s Proxy Statement. All proposals were approved by the Company’s stockholders.

1.	Election of the six directors named in the Proxy Statement to the Company’s board of directors (the “Board”) to serve until the annual meeting of stockholders in 2026 or until each one’s respective successor has been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Scot Cohen	16,445,241	1,735,767	11,959,767
Bruce T. Bernstein	16,770,436	1,410,572	11,959,767
Marc Savas	16,386,337	1,794,671	11,959,767
Rajiv Srinivasan	16,860,005	1,321,003	11,959,767
Vice Admiral Tim Szymanski	16,859,882	1,321,126	11,959,767
John D. Shulman	16,836,297	1,344,711	11,959,767

2.	Ratification of HTL International, LLC as the Company’s independent auditors for the Fiscal Year Ended December 31, 2025:

For	Against	Abstain
28,941,925	372,218	826,632

3.	Approval of an amendment to the Company’s Charter to increase the number of authorized shares of Common Stock from 150,000,000 shares to 200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock:

For	Against	Abstain
25,984,337	3,559,369	597,069

4.	Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock underlying the Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”), and warrants (the “Warrants”) issued by the Company (i) to investors in the in a private placement offering, pursuant to the terms of that certain Securities Purchase Agreement, dated as of August 18, 2025, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior to the issuance of such Series B Preferred Stock and Warrants (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to such Series B Preferred Stock and Warrants in accordance with their terms):

For	Against	Abstain	Broker Non-Votes
15,540,801	2,034,152	606,055	11,959,767

5.	Approval of a proposed amendment to the Wrap Technologies, Inc. 2017 Equity Compensation Plan, as amended, to increase the aggregate number of shares available for the grant of awards by 4,000,000 shares of Common Stock, to a total of 20,500,000 shares of Common Stock:

For	Against	Abstain	Broker Non-Votes
15,259,539	2,887,911	33,558	11,959,767

6.	Approval of an amendment to the Company’s Charter to effect, at the discretion of the Board of the Company but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of Common Stock, at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement:

For	Against	Abstain
24,545,923	5,498,192	96,660

7.	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the proposals presented at the Annual Meeting:

For	Against	Abstain
24,616,851	5,364,597	159,327

For more information about the foregoing proposals, please review the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Wrap Technologies, Inc.
10.1	Sixth Amendment to the Wrap Technologies, Inc. 2017 Equity Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: December 17, 2025	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer and Chairman of the Board